UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2020

Unicoin Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56276	47-4360035
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Park Ave South 16065 New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 216-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 19, 2020, Unicoin Inc. (formerly known as TransparentBusiness, Inc.) (the “Company”) acquired ITSQuest, Inc. (“ITSQuest). The foregoing description in this Item 2.01 of the ITSQuest business acquisition does not purport to be complete and is qualified in its entirety by reference to the discussion and accounting considerations disclosed in Note 4 Business Acquisition of “Notes to Consolidated Financial Statements,” included in Item 13 of the Company’s registration statement on Form 10-12G/A.

Generally, Item 2.01 of Form 8-K requires registrants to disclose an acquisition within four business days of the completion of the acquisition. Audited financial statements required by Rule 8-04 and pro forma financial information required by Article 11 of Regulation S-X must then be filed within 71 calendar days of the original Item 2.01 Form 8-K filing. As of November 19, 2020, the Company had not filed a registration statement on Form 10-12G. Upon the automatic effectiveness of the Company’s registration statement on Form 10-12G, 60 days after being filed on April 30, 2021, the Company became subject to the requirement of Rule 8-04 and Article 11. Accordingly, based on the significance of the ITSQuest acquisition, the Company was required to include two years of audited financial statements pursuant to Rule 8-04 and the pro forma information required by Article 11 in its Form 10-12G filed in April 2021. This Form 8-K is being submitted to provide this previously required information related to the ITSQuest acquisition.

The historical audited financial statements and the unaudited pro forma condensed combined statement of operations and comprehensive loss described below in Item 9.01(a) and Item 9.02(b), respectively, should be read in conjunction with the Company’s registration statement on Form 10-12G/A filed on October 24, 2022.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of ITSQuest, which comprise the consolidated balance sheets as of November 26, 2020 and December 31, 2019, and the related consolidated statements of operations, changes in stockholders’ deficit, and cash flows for the period from January 1, 2020 through November 26, 2020 and the year ended December 31, 2019, and the related notes to the consolidated financial statements and Report of Independent Auditors thereto are attached hereto as Exhibit 99.1 and incorporated herein by reference. As permitted by Rule 3-06 of Regulation S-X the audited period from January 1, 2020 through November 26, 2020 was used to satisfy one of the two year audited financial statement requirements.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined consolidated statement of operations and comprehensive loss of the Company for the year ended December 31, 2020 and related notes thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description
99.1	Audited consolidated financial statements of ITSQuest, which comprise the consolidated balance sheets as of November 26, 2020 and December 31, 2019, and the related consolidated statements of operations, changes in stockholders’ deficit, and cash flows for the period from January 1, 2020 through November 26, 2020 and the year ended December 31, 2019 and accompanying notes thereto.

99.2	Unaudited pro forma condensed combined statement of operations and comprehensive loss of the Company for the year ended December 31, 2020, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICOIN INC.

By:	/s/ Richard Devlin
Name:	Richard Devlin
Title:	Senior Vice President and General Counsel

Dated: March 13, 2023

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